INCOME TAXES	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 15—INCOME TAXES

The provision for income taxes consisted of:

	Year Ended December 31,
	2016	2015	2014
	(In thousands)
Other than U.S.:
Current	$43,944	$45,752	$21,619
Deferred	(2,018)	6,211	(1,546)
Total provision for income taxes	$41,926	$51,963	$20,073

The geographic sources of income before income taxes are as follows:

	Year Ended December 31,
	2016	2015	2014
	(In thousands)
U.S.	(124,154)	(99,738)	(35,782)
Other than U.S.	206,469	164,348	(1,691)
Income before provision for income taxes	$82,315	$64,610	$(37,473)

The following is a reconciliation of the Panama statutory federal tax rate to the consolidated effective tax rate:

	Year Ended December 31,
	2016	2015	2014
Panama federal statutory rate	25%	25%	25%
Non-Panama operations	(14)	29	9
Valuation allowance for deferred tax assets	24	10	(105)
Audit settlements and reserves	14	9	17
Other (primarily tax on unremitted earnings)	2	7	-
Effective tax rate attributable to continuing operations	51%	80%	(54)%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes, as well as operating loss and tax credit carryforwards.

Significant components of deferred tax assets and liabilities were as follows:

	December 31,
	2016	2015
	(In thousands)
Deferred tax assets:
Pension liability	$9,732	$12,033
Accrued liabilities for incentive compensation	22,208	21,640
Net operating loss carryforward	349,916	325,636
State net operating loss carryforward	18,308	24,367
Long-term contracts	-	4,312
Other	1,861	2,060
Total deferred tax assets	402,025	390,048
Valuation allowance for deferred tax assets	(334,991)	(336,146)
Deferred tax assets	$67,034	$53,902

Deferred tax liabilities:
Property, plant and equipment	37,883	34,419
Prepaid drydock	1,367	7,639
Long-term contracts	10,989	-
Investments in joint ventures and affiliated companies	17,044	14,960
Unrealized exchange gains and other	3,335	3,163
Total deferred tax liabilities	$70,618	$60,181

Net deferred tax liability	$(3,584)	$(6,279)

	December 31,
	2016	2015
	(In thousands)
Deferred tax assets and liabilities in the accompanying
Consolidated Balance Sheets include:
Deferred tax assets	$21,116	$18,822

Deferred tax liabilities	24,700	25,101

Net deferred tax liability	$(3,584)	$(6,279)

At December 31, 2016, we had a valuation allowance of $335 million for deferred tax assets that we expect cannot be realized through carrybacks, future reversals of existing taxable temporary differences or based on our estimate of future taxable income. We believe that our remaining deferred tax assets will more likely than not be realized through carrybacks, future reversals of existing taxable temporary differences and future taxable income. Any changes to our estimated valuation allowance could be material to our Consolidated Financial Statements.

We have foreign net operating loss carryforwards of $373 million available to offset future taxable income in foreign jurisdictions. Of the foreign net operating loss carryforwards, $22 million is scheduled to expire in years 2017 to 2019. The foreign net operating losses have a valuation allowance of $76 million against the related deferred taxes. We have U.S. federal net operating loss carryforwards of approximately $745 million, which includes $17 million for which the benefit will be recorded in APIC when realized, and carry a $261 million valuation allowance against the related deferred taxes. The U.S. federal net operating loss carryforwards are scheduled to expire in years 2030 to 2036. We have state net operating losses of $355 million available to offset future taxable income in states where we operate. The state net operating loss carryforwards are scheduled to expire in years 2017 to 2030. We are carrying a valuation allowance of $18 million against the deferred tax asset related to the state loss carryforwards.

We have provided $21 million of taxes on earnings we intend to remit. All other earnings are considered permanently reinvested. We would be subject to withholding taxes if we were to distribute these permanently reinvested earnings from our U.S. subsidiaries and certain foreign subsidiaries. At December 31, 2016, the undistributed earnings of these subsidiaries were $236 million. Unrecognized deferred income tax liabilities, including withholding taxes, of approximately $0.2 million would be payable upon distribution of these earnings.

We operate under a tax holiday in Malaysia, our new Asia Pacific headquarters. This tax holiday is effective through December 31, 2020, and may be extended for an additional five years if we satisfy certain requirements. The Malaysian tax holiday reduced our 2016 foreign income tax expense by $0.2 million.

We conduct business globally and, as a result, we or one or more of our subsidiaries file income tax returns in a number of jurisdictions. In the normal course of business, we are subject to examination by taxing authorities throughout the world, including such major jurisdictions as Malaysia, Australia, Indonesia, Singapore, Saudi Arabia, Kuwait, India, and the United States. With few exceptions, we are no longer subject to tax examinations for years prior to 2010.

A reconciliation of unrecognized tax benefits is as follows:

	Year Ended December 31,
	2016	2015	2014
	(in thousands)
Balance at beginning of period	$36,353	$34,106	$40,613
Increases based on tax positions taken in the current year	2,328	4,720	3,479
Increases based on tax positions taken in prior years	7,741	4,710	3,195
Decreases based on tax positions taken in prior years	(5,090)	(2,836)	(863)
Decreases due to lapse of applicable statute of limitation	(310)	(4,347)	(12,318)
Balance at end of period	$41,022	$36,353	$34,106

The entire balance of unrecognized tax benefits at December 31, 2016 would reduce our effective tax rate if recognized.

We recognize accrued interest and penalties related to unrecognized tax benefits in income tax expense. At December 31, 2016, 2015 and 2014, we had recorded liabilities of approximately $20 million, $16 million and $15 million, respectively, for the payment of tax-related interest and penalties.